THE MANAGERS FUNDS

         Supplement dated May 6, 1999
    to Statement of Additional Information
             dated April 1, 1999


Investment Objectives and Policies
     The paragraph for Managers Global Bond
Fund located on the bottom of Page 2 is
deleted in its entirety and is hereby replaced with the following paragraph:

     Managers Global Bond Fund (the "Global
Bond Fund") is designed for investors who seek high total return, through both income and capital appreciation, by investing primarily in domestic and foreign fixed-income securities. It seeks to achieve this objective by investing at least 65% of its total assets in a portfolio of domestic and foreign bonds issued by governments, corporations and supranational organizations.
The Global Bond Fund is nondiversified.

Fund Management Agreement
      The Manager's Portion of the Total
Management Fee for the Global Bond Fund as stated in the table on page 28 should be 0.35% up to $20 million and 0.45% over $20 million.



May 6, 1999